SEC FILE NO. 70-8297
                                                 RULE 24 - EIGHTH CERTIFICATE
                                                 EXHIBIT A     PAGE 1 OF 1

                         SENECA RESOURCES CORPORATION

                               INCOME STATEMENT


                                                         Twelve Months Ended
                                                           SEPTEMBER 1995
                                                         ___________________


Operating Revenues                                           $61,323,504
                                                             ------------

Operating Expenses:
  Purchased Gas                                                1,014,847
  Operation and Maintenance                                   19,282,530
  Depletion, Depreciation & Amort.                            21,511,129
  Other Taxes                                                    790,419
                                                             ------------
                                                              42,598,925
                                                             ------------
 Operating Income                                             18,724,579
                                                             ------------

Other Income                                                     121,661
Interest Income                                                   51,799
                                                             ------------
                                                                 173,460
                                                             ------------
Interest Expense                                               9,252,978

Net Income Before Income Taxes                                 9,645,061
                                                             ------------

Income Taxes:
  Federal                                                     (4,936,395)
  State                                                         (154,373)
  Deferred                                                     7,999,470
                                                             ------------
                                                               2,908,702
                                                             ------------
Net Income                                                   $ 6,736,359
                                                             ============